UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2015

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)

Michael J. O'Rourke, the Executive Vice President of Operations of Superior Industries International, Inc. (the “Company”), will be leaving the Company on January 9, 2015. The Company and Mr. O’Rourke are working on maintaining an ongoing relationship whereby Mr. O’Rourke will provide consulting assistance to the Company. The specific terms and conditions of a mutually agreeable separation and consulting agreement currently are being negotiated, which, if agreed to by the parties, will be disclosed if and when such agreement is executed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: January 9, 2015	/s/ Kerry A. Shiba
Kerry A. Shiba
Executive Vice President and Chief Financial Officer